UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 9, 2011 (March 8, 2011)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 8, 2011, Penn Virginia Corporation (the “Company”) entered into a dealer manager agreement (the “Dealer Manager Agreement”) with J.P. Morgan Securities LLC. Under the Dealer Manager Agreement, the Dealer Manager will serve as dealer manager for the Company’s offer (the “Offer”) to purchase any and all of the Company’s outstanding 4.50% Convertible Senior Subordinated Notes due 2012 (the “Convertible Notes”).

The Company has agreed to pay the Dealer Manager a fee of $5 per $1,000 principal amount of Convertible Notes purchased by the Company. In addition, the Company will reimburse the Dealer Manager for certain of its costs in connection with the Offer. The Company has also agreed to indemnify the Dealer Manager against any and all liabilities, including losses, claims, damages, liabilities or expenses arising from its engagement or services as Dealer Manager in connection with the Offer, except for any losses, claims, damages, liabilities or expenses that are determined by final and non-appealable judgment of a court of competent jurisdiction to have resulted primarily from its bad faith, gross negligence or willful misconduct.

The Company has also agreed to file with the Securities and Exchange Commission a Statement on Schedule TO with respect to the Offer pursuant to Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A copy of the Dealer Manager Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated by reference and is hereby filed. The description of the Dealer Manager Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 7.01.	Regulation FD Disclosure.

On March 8, 2011, the Company issued a press release announcing the commencement of the Offer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Dealer Manager Agreement, dated March 8, 2011, by and between Penn Virginia Corporation and J.P. Morgan Securities LLC.

99.1	Press release dated March 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011

Penn Virginia Corporation

By:	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Dealer Manager Agreement, dated March 8, 2011, by and between Penn Virginia Corporation and J.P. Morgan Securities LLC.

99.1	Press release dated March 8, 2011.